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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 15, 2003


                                 Omnicare, Inc.
             (Exact name of registrant as specified in its charter)

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              Delaware                              1-8269                            31-1001351
    (State or other jurisdiction                 (Commission                        (IRS Employer
         of incorporation)                       File Number)                    Identification No.)


                     100 East RiverCenter Boulevard                                     41011
                          Covington, Kentucky                                         (Zip Code)
                (Address of principal executive offices)
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                                 (859) 392-3300
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)




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Item 2. Acquisition or Disposition of Assets.

         On January 15, 2003, NCS Acquisition Corp., a Delaware corporation ("Purchaser") and a wholly owned subsidiary of Omnicare, Inc., a Delaware corporation ("Omnicare"), closed its $5.50 per Share (as defined below) cash tender offer (the "Offer") for all of the issued and outstanding shares of class A common stock, par value $0.01 per share ("Class A Common Stock"), and class B common stock, par value $0.01 per share ("Class B Common Stock" and, together with Class A Common Stock, the "Shares") of NCS HealthCare, Inc., a Delaware corporation ("NCS HealthCare"). The Offer expired at 12:00 Midnight, New York City time, on Tuesday, January 14, 2003. Based on information provided to Omnicare by the Bank of New York, the depositary for the Offer, as of the close of business on January 15, 2003, 17,510,126 shares of Class A Common Stock had been validly tendered in the Offer, which represented approximately 94% of the then-outstanding Class A Common Stock and 5,038,996 shares of Class B Common Stock had been validly tendered in the Offer, which represented 100% of the then-outstanding Class B Common Stock. On January 15, 2003, Purchaser accepted all validly tendered Shares for payment.

         The Offer was made pursuant to an Agreement and Plan of Merger, by and among Omnicare, Purchaser and NCS HealthCare, dated as of December 17, 2002 (the "Merger Agreement"). The description of the transaction contemplated by the Merger Agreement contained in this Item 2, is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The details of the Offer were disclosed in an Offer to Purchase, dated August 8, 2002, as amended by the first Supplement to the Offer to Purchase, dated December 23, 2002, and the second Supplement to the Offer to Purchase, dated January 8, 2003, filed with the Securities and Exchange Commission as Exhibits (a)(1)(A),
(a)(1)(HHH) and (a)(1)(YYY), respectively, to Purchaser's Schedule TO-T, as amended.

         In accordance with the Merger Agreement, on January 16, 2003, Purchaser was merged (the "Merger") with and into NCS HealthCare with NCS HealthCare surviving and becoming a wholly owned subsidiary of Omnicare. In the Merger, all Shares not tendered in the Offer were converted into the right to receive the same consideration per Share paid in the Offer, unless such holders of such Shares properly exercise their appraisal rights under Delaware law. On the same date, the Class A Common Stock was delisted from the Over-The-Counter Bulletin Board and is no longer publicly traded. On January 16, 2003, Omnicare issued a press release announcing consummation of the Merger, the full text of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         Pursuant to an order of the Chancery Court of the State of Delaware (the "Chancery Court"), issued on January 6, 2003 (the "Order"), and a letter agreement by and among Omnicare, Purchaser and NCS HealthCare, dated as of January 5, 2003 (the "Letter Agreement"), Omnicare and Purchaser paid the $5.50 per Share consideration as follows: (i) NCS HealthCare stockholders received $5.149 per Share in cash in the Offer and the Merger, as applicable, and (ii) Omnicare has deposited $0.351 in cash for each Share acquired in the Offer and the Merger (as well as each "in-the-money" option to acquire Shares) into an interest-bearing escrow account pending the Chancery Court's determination as to the NCS HealthCare stockholder-plaintiffs' application for attorneys' fees and expenses. Following such




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determination, holders of Shares acquired in the Offer and the Merger (including holders of "in-the-money" options to acquire Shares) will receive the amount per Share, if any, remaining in the escrow account, including any interest on such amount, after payment of the stockholder-plaintiffs' attorneys' fees and expenses (in accordance with the Chancery Court's order) and expenses relating to the establishment of the escrow account. Copies of the Order and the Letter Agreement were previously filed with the SEC as Exhibits (a)(1)(EEEE) and
(d)(3), respectively, to Purchaser's Schedule TO-T, as amended.

         Omnicare paid approximately $144.0 million to acquire the Shares in the Offer and the Merger (including "in the money" options to acquire Shares) and approximately $325.5 million to repay and redeem NCS HealthCare's outstanding debt. Omnicare financed the acquisition with available cash, working capital and its three-year, $500.0 million Credit Agreement, dated as of March 20, 2001, among Omnicare, as the Borrower, the Guarantors named therein, and the lenders named therein, as the Lenders, Lehman Commercial Paper Inc., as a Syndication Agent, SunTrust Bank, as a Documentation Agent, Deutsche Banc Alex. Brown Inc., as a Documentation Agent, Banc One Capital Markets, Inc., as Joint Lead Arranger and Sole Book Runner, UBS Warburg LLC, as Joint Lead Arranger and Syndication Agent, and Bank One, NA, with its main office in Chicago, Illinois, as the Administrative Agent.

         NCS HealthCare, headquartered in Cleveland, Ohio, provides pharmaceutical and related services to long-term care facilities, including skilled nursing centers, assisted living facilities and hospitals. In addition, its Rescot Systems Group provides software solutions specifically designed for the long-term care pharmacy market. NCS HealthCare serves approximately 199,000 residents of long-term care facilities in 33 states and manages hospital pharmacies in 10 states. The NCS HealthCare business being acquired is currently generating revenues at the annualized rate of approximately $635 million. Omnicare intends to continue to use the acquired assets for the same general purpose as used by NCS HealthCare.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements:

         Required historical financial statements of NCS HealthCare will be filed by amendment to this Current Report on Form 8-K within 60 days of the filing of this Current Report on Form 8-K.

         (b) Pro Forma Financial Information:

         Required pro forma financial information giving effect to the acquisition of NCS HealthCare will be filed by amendment to this Current Report on Form 8-K within 60 days of the filing of this Current Report on Form 8-K.

         (c) Exhibits:

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
          2.1 Agreement and Plan of Merger, by and among Omnicare, Inc., NCS Acquisition Corp. and NCS HealthCare, Inc., dated as of December 17, 2002 (incorporated herein by reference to Exhibit (d)(2) to NCS Acquisition Corp.'s Schedule TO-T,
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

                   as amended and filed with the Securities and Exchange Commission on December 18, 2002).

          99.1     Press Release issued by Omnicare, Inc. on January 16, 2003.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        OMNICARE, INC.



                                        By:  /s/ David W. Froesel, Jr.
                                        ----------------------------------------
                                            David W. Froesel, Jr.
                                            Senior Vice President and
                                            Chief Financial Officer



Dated: January 30, 2003





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                                  EXHIBIT INDEX

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       Exhibit Number                                       Description of Exhibit
       --------------                                       ----------------------
            2.1                 Agreement and Plan of Merger, by and among Omnicare, Inc., NCS Acquisition
                                Corp. and NCS HealthCare, Inc., dated as of December 17, 2002 (incorporated herein by reference to Exhibit (d)(2) to NCS Acquisition Corp.'s Schedule
                                TO-T, as amended and filed with the Securities and Exchange Commission on
                                December 18, 2002).

           99.1                 Press Release issued by Omnicare, Inc. on January 16, 2003.

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                             STATEMENT OF DIFFERENCES

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